                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 7, 1999


                        Commission File Number 000-27852

                          PLATINUM ENTERTAINMENT, INC.
             (Exact name of registrant as specified in its charter)

               Delaware                             36-3802328
    (State or other jurisdiction of             (I.R.S. Employer
     incorporation or organization)            Identification No.)

                              2001 Butterfield Road
                          Downers Grove, Illinois 60515
          (Address of principal executive offices, including zip code)

                                 (630) 769-0033
              (Registrant's telephone number, including area code)

ITEM 5.  OTHER EVENTS.

Platinum Entertainment, Inc. (the "Company"), is filing this Current Report on Form 8-K in order to provide the pro forma effect of the musicmaker.com, Inc. ("musicmaker.com") initial public offering. The Company owns 798,856 shares of common stock of musicmaker.com. Musicmaker.com's initial public offering commenced July 7, 1999 for an initial offering price of $14.00 per share under the symbol "HITS." The Company obtained its stake in musicmaker.com, the Internet's largest music download and custom CD vendor, on September 30, 1998 in exchange for $750,000 of the Company's common stock, par value $.001 per share ("Common Stock"). In addition, the Company granted musicmaker.com the exclusive right to its music catalog for Internet downloads and "burn and mail" compilations for two years, and thereafter a non-exclusive right to its music catalog for Internet downloads and "burn and mail" compilations for five years. The Company retained the exclusive rights to its music catalog for promotional Internet downloads.

Effective July 7, 1999, the accounting treatment for the Company's investment in musicmaker.com will require the Company to record the investment at its fair market value which has a significant affect on the Company's assets and net worth. The following financial information has been provided on pages P-1 and P-2 of this Form 8-K:

     -  Unaudited Pro Forma Consolidated Balance Sheet at May 31, 1999 and
     - Unaudited Consolidated Statement of Operations for the Five Months Ended May 31, 1999.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Platinum Entertainment, Inc. has duly caused this Current Report to be signed on its behalf by the undersigned, hereunto duly authorized, on this 19th day of July, 1999.

                                       PLATINUM ENTERTAINMENT, INC.


                                       By: /s/  STEVEN DEVICK
                                           --------------------------------
                                           Steven Devick
                                           Chairman of the Board, President
                                           and Chief Executive Officer

                 UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

Set forth below is the Unaudited Pro Forma Consolidated Balance Sheet Data at May 31, 1999. The Unaudited Pro Forma Consolidated Balance Sheet at May 31, 1999 gives pro forma effect to the market value adjustment for the Company's investment in common stock of musicmaker.com. The Unaudited Consolidated Statement of Operations Data for the Five Months Ended May 31, 1999 is also set forth below.

The unaudited pro forma consolidated financial data presented herein is based on the assumptions and adjustments described in the accompanying note.

The financial data included herein is unaudited. In the opinion of management, the financial data reflects all adjustments (of a normal and recurring nature) which are necessary to present fairly the financial position and results of operations for the interim periods presented. This financial data should be read in conjunction with the audited consolidated financial statements and notes thereto for the year ended December 31, 1998 of Platinum Entertainment, Inc. included in the Annual Report on Form 10-K filed with the Securities and Exchange Commission on April 15, 1999. The interim results presented are not necessarily indicative of the results that may be expected for the quarter and six months ended June 30, 1999 or the year ending December 31, 1999.

              UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET DATA
                                MAY 31, 1999
             (IN THOUSANDS, EXCEPT PER SHARE AND PER SHARE AMOUNTS)

                                                      MAY 31      PRO FORMA
                                                       1999      ADJUSTMENT*   AS ADJUSTED
ASSETS
Current assets:
       Cash                                                  $ 59       $   -             $ 59
       Accounts receivable, net                             7,333           -            7,333
       Artist advances, net                                 3,241           -            3,241
       Inventories, net                                     6,881           -            6,881
       Other                                                2,604           -            2,604
                                                    -------------------------------------------
Total current assets                                       20,118           -           20,118

Investment securities                                         750         10,434        11,184
Property and equipment, net                                 2,562           -            2,562
Recorded music costs, net                                   1,203           -            1,203
Music catalog, net                                         20,927           -           20,927
Music publishing rights, net                                2,963           -            2,963
Goodwill, net                                               5,509           -            5,509
Deferred financing costs, net                                 230           -              230
Equity investment in joint venture                          1,880           -            1,880
Other                                                       1,270           -            1,270
                                                    -------------------------------------------
Total assets                                             $ 57,412       $ 10,434      $ 67,846
                                                    ===========================================

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
        Revolving line of credit                         $ 33,942       $   -         $ 33,942
        Accounts payable                                    4,349           -            4,349
        Accrued liabilities and other                       2,188           -            2,188
        Royalties payable                                   6,978           -            6,978
                                                    -------------------------------------------
Total current liabilities                                  47,457           -           47,457

Stockholders' equity:
Preferred stock:
        Preferred Stock ($.001 par value);
          10,000,000 shares authorized:
        Series B, Convertible Preferred Stock,
          20,000 shares issued and outstanding               -              -             -
        Series C, Convertible Preferred Stock,
          2,500 shares issued and outstanding                -              -             -
        Series D, Convertible Preferred Stock,
          3,938 shares issued and outstanding                -              -             -
Common stock:
        Common Stock ($.001 par value); 40,000,000
          shares authorized, 7,509,156 shares
          issued and 7,305,075 shares outstanding               7           -                7
Additional paid-in capital                                 79,833           -           79,833
Accumulated deficit                                       (69,885)          -          (69,885)
Unrealized gain                                              -            10,434        10,434
                                                    -------------------------------------------
 Stockholders' equity                                       9,955         10,434        20,389
                                                    -------------------------------------------
Total liabilities and stockholders' equity               $ 57,412       $ 10,434      $ 67,846
                                                    ===========================================

  * The pro forma adjustment assumes musicmaker.com, Inc.'s initial public offering of its common stock ("IPO") occurred on May 31, 1999 and reflects the value of the Company's investment in musicmaker.com as of July 7, 1999 at musicmaker.com's initial offering price of $14 per share. On September 30, 1998, the Company purchased 798,856 shares of common stock in musicmaker.com at a cost to the Company of $750. The market value of the Company's investment in musicmaker.com at the initial offering price was $11,184. The common stock is not deemed marketable until the IPO date at which time, and prospectively, the Company's investment is adjusted to market. The closing trading price of musicmaker.com common stock on July 14, 1999 was $18.313 per share.

              UNAUDITED CONSOLIDATED STATEMENT OF OPERATIONS DATA
                         FIVE MONTHS ENDED MAY 31, 1999
                                 (IN THOUSANDS)

                                                                FIVE MONTHS
                                                                ENDED MAY 31
                                                                   1999
Gross product sales                                              $     18,760
Less: Returns                                                          (4,118)
Less: Discounts                                                          (662)
                                                                --------------
Net product sales                                                      13,980
Licensing, publishing and other revenues                                  445
                                                                --------------
Net revenues                                                           14,425
Cost of sales                                                           8,094
                                                                --------------
Gross profit                                                            6,331
Other operating expenses:
    Selling, general and administrative                                 8,274
    Depreciation and amortization                                         989
                                                                --------------
Operating loss                                                         (2,932)
Interest income                                                           -
Interest expense                                                       (1,193)
Other financing costs                                                    (102)
Equity loss                                                              (325)
                                                                --------------
Net loss                                                               (4,552)
Less:  Preferred dividend requirements                                 (1,865)
                                                                --------------
Loss applicable to common shares                                 $     (6,417)
                                                                ==============

                                 P-2